Fees Summary	Sep. 08, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,700,000,000.00
Previously Paid Amount	0.00
Total Fee Amount	260,270.00
Total Offset Amount	0.00
Net Fee	$ 260,270.00
Final Prospectus	false